                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         MAIRS AND POWER GROWTH FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                       MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER INCOME FUND, INC.

                      W-2062 First National Bank Building
                              332 Minnesota Street
                           St. Paul, Minnesota 55101

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of Mairs and Power Growth Fund, Inc. and Mairs and Power Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota, on May 20, 1996, at 11:00 o'clock A.M. for the following purposes:

    1.  To elect six directors for each Fund for a term of one year.

    2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for the current year.

    3.  To transact such other business as may properly come before the meeting.

  This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc. The stockholders of each Fund will vote only on the matters being considered by that Fund. A stockholder of both Funds will receive a copy of this Notice, the Proxy Statement, Proxy card and a return postage pre-paid envelope for each Fund.

  The Board of Directors of each Fund has established April 12, 1996 as the record date for the determination of stockholders entitled to vote at its Annual Meeting. The transfer books of the Funds will not be closed.

  The minute book for each Fund will be available at the Annual Meeting for inspection by stockholders.

                                              By Order of the Board of Directors

                                                  George A. Mairs III, President

Dated: April 26, 1996

- --------------------------------------------------------------------------------

                                   IMPORTANT
- --------------------------------------------------------------------------------

    A Proxy Statement and Proxy are submitted herewith. As a stockholder, you are urged to complete and mail the Proxy promptly whether or not you plan to attend the Annual Meeting in person. The enclosed envelope for return of the Proxy requires no postage if mailed in the U.S.A. Any stockholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies by giving written notice to the Secretary of a Fund, by executing a later-dated Proxy, or by attending the meeting and giving oral notice to the Secretary of a Fund. It is important that your shares be voted.

                       MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER INCOME FUND, INC.

                      W-2062 First National Bank Building
                              332 Minnesota Street
                           St. Paul, Minnesota 55101

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 20, 1996
                             ---------------------

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Mairs and Power Growth Fund, Inc. and Mairs and Power Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") for use at the Annual Meeting of Stockholders, to be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota, on May 20, 1996, at 11:00 o'clock A.M., and at any adjournments thereof (collectively, the "Meeting").

  The following proposals will be separately voted upon for each Fund by the stockholders of such Fund:

    1.  The election of six directors for a term of one year.

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for the current year.

  In addition, the stockholders of each Fund will transact such other business as may properly come before the Meeting.

  This Proxy Statement, the Notice of Annual Meeting and the Proxy card are first being mailed to stockholders on or about April 26, 1996, or as soon as practicable thereafter. Any stockholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of a Fund, W-2062 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101) by executing a later-dated proxy, or by attending the Meeting and giving oral notice to the Secretary of a Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

  The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast is necessary to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker "non-votes" are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders whose shares are held in a street name account are urged to forward their voting instructions promptly.

  On April 12, 1996 (the "Record Date"), each Fund had the number of outstanding shares of common stock shown in the table below. Holders of record of the common stock of a Fund at the close of business on the Record Date will be entitled to one vote per share on each matter that comes before the Meeting of that Fund. The affirmative vote of a majority of the shares of each Fund represented at the meeting in person or by Proxy will be required to approve proposals 1 and 2. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals 1 and 2.

                                               NUMBER OF SHARES
                  FUND                    OUTSTANDING ON RECORD DATE
- ----------------------------------------  --------------------------

   Mairs and Power Growth Fund, Inc.               1,504,314
   Mairs and Power Income Fund, Inc.                 265,612

  Each Fund provides periodic reports to all of its stockholders and has previously mailed its Annual Report for the year ended December 31, 1995. You may receive an additional copy of the Annual Report, without charge, by calling 800-304-7404 or by writing to the Fund.

1.__ELECTION OF DIRECTORS

  Six Directors are to be elected for each Fund to serve until the next annual meeting of that Fund and until their respective successors are elected and qualified. It is proposed that Proxies will be voted in favor of election of the six nominees below.

  All nominees have agreed to serve if elected. However, if any nominee should become unavailable for election, each Fund's Proxy confers discretionary power to vote in favor of a substitute nominee or nominees.

  The following tables furnish information about the nominees:

                                                 DIRECTOR SINCE
                                ------------------------------------------------

                                    MAIRS AND POWER          MAIRS AND POWER
           NOMINEE                 GROWTH FUND, INC.        INCOME FUND, INC.
- ------------------------------  -----------------------  -----------------------

Litton E.S. Field                        1972                     1972
William B. Frels                         1993                     1993
Donald E. Garretson                      1983                     1983
George A. Mairs, III                     1974                     1974
Peter G. Robb                            1995                     1995
J. Thomas Simonet                        1992                     1992

                                                     PRINCIPAL OCCUPATION SINCE
            NOMINEE                 AGE                   JANUARY 1, 1991
- -------------------------------     ---     --------------------------------------------

Litton E.S. Field (1)               73      Chairman, T.C. Field & Co. Insurance Agency
William B. Frels (2)                56      Vice President and Secretary, Mairs and
                                            Power, Inc. since 7/1/92; Vice President and
                                            Senior Investment Officer, American National
                                            Bank and Trust Company of St. Paul, MN (9/90
                                            -6/92)
Donald E. Garretson (1)             74      Retired Vice President, 3M Company
George A. Mairs, III (2)            67      President, Mairs and Power, Inc.
Peter G. Robb (2)                   47      Vice President of Mairs and Power, Inc.
                                            (6/94 - Present); Vice President and
                                            Portfolio Manager, First Trust, N.A., St.
                                            Paul, MN (6/86 - 4/94)
J. Thomas Simonet (1)               69      Retired CEO, First Trust, N.A., St. Paul, MN

- ---------------------
(1) Messrs. Field, Garretson and Simonet (none of whom are "interested persons" of the Funds, within the meaning of section 2(a)(19) of the Investment Company Act of 1940) are members of the Audit Committee of the Board of Directors of each Fund. The Audit Committee meets with the Funds' independent auditors at least once a year to review the results of the examination of the Funds' financial statements and any other matters relating to the Funds.

(2) Interested person of each Fund, within the meaning of section 2(a)(19) of the Investment Company Act of 1940, by virtue of such person's employment by, or equity interest in, the Funds' investment adviser. See "Other Information - The Adviser."

  During the fiscal year ended December 31, 1995, each Fund held four meetings of the Board of Directors and two meetings of its Audit Committee. Each Director of each Fund attended all of the meetings of the Board of Directors of that Fund, and all Directors who serve on the Audit Committee were in attendance at all Audit Committee meetings.

  Directors, other than those who are "interested persons," were paid directors' fees in the following amounts during 1995:

                                   MAIRS AND POWER             MAIRS AND POWER
                                  GROWTH FUND, INC.           INCOME FUND, INC.
                              --------------------------  --------------------------

Litton E.S. Field                    $      4,950                $      1,550
Donald E. Garretson                         4,950                       1,550
J. Thomas Simonet                           4,950                       1,550

2.__RATIFICATION OF SELECTION OF AUDITORS.

  The stockholders will be asked to ratify the selection of Ernst & Young LLP as independent auditors for the current year. Ratification or rejection of the selection of independent auditors will be determined by a majority of the votes cast. Ernst & Young LLP, 1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402 and its predecessor firms, have acted as independent auditors for the Funds since their inception. Pursuant to the Investment Company Act of 1940, a majority of those members of the Board of Directors who are not "interested persons" of the Funds have selected Ernst & Young LLP to continue as independent auditors for the Funds and recommend that the selection be ratified. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in, or any connection with, the Funds in any capacity other than as independent auditors, except that Ernst & Young LLP also acts as independent auditors for the Funds' investment adviser, Mairs and Power, Inc.

  A representative of Ernst & Young LLP is expected to be present at the Meeting to answer appropriate questions, and if the representative desires to do so, make a statement.

3.__OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

  The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the Proxy in accordance with their best judgment on such matters.

                               OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of the shares of each Fund as of April 12, 1996, by (i) each person known to the Fund to own more than 5% of its common stock, (ii) each nominee and Director of the Fund, and (iii) by all Directors and Officers of the Fund as a group. All of the shares of a Fund over which a person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned, in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Except as indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                  SHARES OF                                SHARES OF
                               MAIRS AND POWER        PERCENTAGE        MAIRS AND POWER       PERCENTAGE
           NAME               GROWTH FUND, INC.          OWNED         INCOME FUND, INC.         OWNED
- --------------------------  ---------------------  -----------------  -------------------  -----------------

Smyth Profit Sharing                    -0-                *                  21,660                8.2%
and Savings Plan
  1085 Snelling Ave. N.
  St. Paul, MN
Litton E.S. Field                    28,020                 1.9%                  61               *
William B. Frels                      1,615(1)(2)          *                     409(2)            *
Donald E. Garretson                   4,020(3)             *                   1,528               *
George A. Mairs, III                 24,912(2)(4)           1.7%                 577(2)(5)         *
Peter G. Robb                           497(2)(6)          *                     -0-(2)            *
J. Thomas Simonet                     3,227                *                   2,193               *
All Directors and                    63,397                 4.2%               5,829                2.2%
 Officers as a group
 (7 persons)

- ---------------------
 *  Less than 1%.

(1) Consists of 1,559 shares held by a profit sharing trust for the benefit of Mr. Frels and 57 shares held by members of Mr. Frels' immediate family.

(2) Does not include 25,333 shares of Mairs and Power Growth Fund, Inc. and 3,044 shares of Mairs and Power Income Fund, Inc. held by a profit sharing trust of which Messrs. Frels, Mairs and Robb are trustees with shared voting power.

(3) Includes 92 shares held by Mr. Garretson's wife.

(4) Includes 18,496 shares held by a profit sharing trust for the benefit of Mr. Mairs and 184 shares held by Mr. Mairs' wife.

(5) Includes 477 shares held by Mr. Mairs' wife.

(6) Includes 478 shares held by Mr. Robb's wife.

THE ADVISER

  Mairs and Power, Inc., a Minnesota corporation (the "Adviser"), provides investment services to each Fund and other institutional and individual accounts, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser's address is W-2062 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101. Officers and directors of the Adviser and their respective ownership positions in the Adviser's common stock are: George A. Mairs, III, 54.9%, William B. Frels, 31.9%, Peter G. Robb, 11.8% and Kathleen M. Kellerman, 1.4%. The Adviser has been the investment adviser for each Fund since the beginning of their operations. The Adviser performs this service under the terms of an Investment Advisory Agreement (the "Agreement") which was submitted to and approved by the stockholders of each Fund at their annual meetings on March 20, 1972, and approved by the Board of Directors of each Fund, including a majority of the directors who were not parties to such agreements, or interested persons of any such party, at its meeting on the same date. The Agreement must be approved annually by a majority of the Board of Directors of each Fund, including a majority of those directors who are not parties to such contract, or "interested persons" of any such party.

  The Board of Directors of each Fund, including the three directors who are not "interested persons," voted unanimously at their December 12, 1995 meetings to renew the Agreement for one year under its present terms.

  Under the terms of the Agreement, the Adviser agrees to pay all executive salaries, office rental, and other expenses considered incidental to providing investment services to each Fund. In return for these services, each Fund agrees to pay the Adviser a fee of 1/20 of 1% of each Fund's net assets per month (.6% annually) calculated and paid on the last valuation date for each Fund's shares each month. The Agreement provides that the fee will be reduced to the extent necessary to comply with state securities regulations to which each Fund may be subject.

  The Agreement may be terminated at any time with respect to a Fund, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder).

  The Agreement may be amended at any time so long as: (1) such amendment is approved by an affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in Section 2(a)(42) of the Investment Company Act of 1940; and (2) the terms of such amendment are approved by the vote of a majority of those directors who are not interested persons of each Fund or the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

OFFICERS OF THE FUNDS

  The following persons are Officers of the Funds who have been elected to serve until May, 1996, and until their successors are elected and qualified.

                                        OFFICE AND YEAR         PRINCIPAL OCCUPATION DURING
 NAME AND AGE AT JANUARY 1, 1995         FIRST ELECTED                PAST FIVE YEARS
- ----------------------------------  ------------------------  -------------------------------


George A. Mairs, III, 67            President - Mairs and     Officer, Mairs and Power, Inc.
                                    Power Growth Fund - 1985
                                    Secretary - Mairs and
                                    Power Income Fund - 1985

William B. Frels, 56                President - Mairs and     Officer, Mairs and Power, Inc.
                                    Power Income Fund - 1992  since 7/1/92; Vice President
                                    Secretary - Mairs and     and Senior Investment Officer,
                                    Power Growth Fund - 1992  American National Bank and
                                                              Trust Company of St. Paul, MN
                                                              (9/90 - 6/92)

Peter G. Robb, 47                   Vice President - Mairs    Officer, Mairs and Power, Inc.
                                    and Power Income Fund     since 7/1/94; Vice President
                                    and Mairs and Power       and Portfolio Manager, First
                                    Growth Fund - 1994        Trust, N.A., St. Paul, MN (6/86
                                                              -4/94)

Kathleen M. Kellerman, 61           Treasurer - Mairs and     Officer, Mairs and Power, Inc.
                                    Power Income Fund and     since 7/1/93; Office Manager,
                                    Mairs and Power Growth    Mairs and Power, Inc.
                                    Fund - 1986

  Officers of the Funds receive no direct compensation from the Funds for their services.

STOCKHOLDER PROPOSALS

  If a stockholder of either Fund wishes to present a proposal for consideration at next year's annual meeting of stockholders, such proposal must be received at the Fund's offices on or before December 20, 1996.

    MAIRS AND POWER GROWTH FUND, INC. W-2062 FIRST NATIONAL BANK BLDG., 332
                      MINNESOTA STREET, ST. PAUL, MN 55101
                                   PROXY CARD
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS MAY
                                    20, 1996

  The undersigned, having duly received the Notice of Annual Meeting and the Proxy Statement dated April 26, 1996, hereby appoints Litton E.S. Field and George A. Mairs, III or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Mairs and Power Growth Fund, Inc. held of record by the undersigned on April 12, 1996, at the annual meeting of stockholders to be held on May 20, 1996 in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota at 11:00 a.m., and at any adjournments thereof.

1. PROPOSAL TO ELECT SIX DIRECTORS FOR A TERM OF ONE YEAR.
  FOR / /        all direct nominees listed      WITHHOLD AUTHORITY / /
                 below, except
                 any nominee whose name is
                 written
                 in by stockholders.

           Nominees: Litton E.S. Field, William B. Frels, Donald E. Garretson, George A. Mairs, III, Peter G. Robb, J. Thomas Simonet.
           INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided._________________________________________________

           2. PROPOSAL TO RATIFY ERNST & YOUNG LLP AS INDEPENDENT
           AUDITORS.

             FOR / /         AGAINST / /         ABSTAIN / /

           3. In their discretion, upon such other matters as may properly come before the meeting.

                                   The Board
                                       of
                                   Directors
                                   recommends
                                     a vote
                                      FOR

                  (Continued, and to be signed on other side)

       UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE FOR
              THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3
                     IDENTIFIED ON THE REVERSE SIDE HEREOF.
Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign.

                      Date , 1996
                      SIGNED
                      SIGNED
                      (When signing as attorney, administrator,
                               trustee, guardian or corporate officer, please
                       so
                               indicate and give your full title. If a
                       corporation or partnership, please sign in full corporate or partnership name by an authorized person.)
                      Please mark, date, sign and return this proxy in the enclosed envelope.